EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

I, Derek Jones, President and Chief Financial Officer of the company, hereby certify that pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Stratus Entertainment, Inc. on Form 10-QSB for the quarter ended June 30, 2007 that:

(1)

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

(2)

That information contained in such Quarterly Report on Form 10-QSB fairly presents in all material respects the financial condition and results of operations of Stratus Entertainment, Inc.

Date: August 10, 2007

By: s/ DEREK JONES
Name: Derek Jones
Title: President and Chief Financial Officer